UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 19, 2018

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
 (Address of principal executive offices, including zip code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, Essex Property Trust, Inc. (the “Company”), announced the planned retirement of John D. Eudy, age 64, its Executive Vice President and Co-Chief Investment Officer, on or around April 2019 (the “Transition Date”) and that the Company has entered into a Transition Services Agreement with Mr. Eudy (the “Agreement”) pursuant to which Mr. Eudy will transition his employment from full-time to part-time on the Transition Date until his retirement date on December 31, 2020.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

The Company also announced that Adam W. Berry, age 45, who is currently the Company’s Senior Vice President of Investments, will succeed Mr. Eudy as the Company’s Co-Chief Investment Officer with such appointment to be effective on the Transition Date. Mr. Berry joined the Company in 2003 in its acquisitions department. During his time with the Company, Mr. Berry has held various positions, including leading the Company’s redevelopment and property dispositions programs and working closely with Mr. Eudy in development activities. Prior to joining the Company, Mr. Berry was an attorney at Wilson Sonsini Goodrich & Rosati, P.C. Mr. Berry holds a Juris Doctorate from the University of Southern California Gould School of Law and a Bachelor of Science from the University of California, San Diego.

Mr. Berry will participate in the usual compensation and benefit programs available to executive officers of the Company.

Item 8.01	Other Events.

On December 19, 2018, the Company issued a press release announcing Mr. Eudy’s retirement and Mr. Berry’s appointment. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition Services Agreement, dated December 19, 2018, by and between Essex Property Trust, Inc. and John D. Eudy.

99.1	Press Release, dated December 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date: December 19, 2018	ESSEX PROPERTY TRUST, INC.

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel & Secretary

ESSEX PORTFOLIO, L.P.

	By:	Essex Property Trust, Inc.
	Its:	General Partner

/s/ Daniel J. Rosenberg
	Name:	Daniel J. Rosenberg
	Title:	Senior Vice President, General Counsel & Secretary